UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

      Date of Report (Date of earliest event reported): September 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                          Europe 2001 HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

               DELAWARE                                001-16261                   13-5674085
    (State or other jurisdiction of             Commission File Number          (I.R.S. Employer
            incorporation)                                                      Identification No.)

                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

As a result of the Share Consolidation/Special Dividend of Vodafone Group PLC (NYSE ticker "VOD"), a constituent of the Europe 2001+ HOLDRS Trust, (New) Vodafone Group PLC has replaced Vodafone Group PLC as an underlying constituent of the Trust. For each share of Vodafone Group PLC held, shareholders received
0.875 (New) Vodafone Group PLC shares and $2.8317. For the 6 shares of Vodafone Group PLC, represented by each 100 share round lot of Europe 2001+ HOLDRS, The Bank of New York received 5.25 shares of (New) Vodafone Group PLC shares and $16.9902. Effective July 31, 2006, creations and cancellations of Europe 2001+ HOLDRS Trust require 5.25 shares of (New) Vodafone Group PLC.

Effective August 4, 2006, Vivendi Univl SA - S.A. (NYSE ticker "V"), a component of the Europe 2001+ HOLDRS Trust, was delisted from trading on NYSE. As a result of the delisting, shares of Vivendi were distributed at a rate of 0.03 Vivendi Univl SA - S.A. shares per Europe 2001+ HOLDRS.

Effective August 24, 2006, Ericsson (LM) Telephone Company-ADR (NASDAQ ticker "ERICY"), an underlying constituent of the Europe 2001+ HOLDRS Trust, changed its ticker symbol to "ERIC."


Item 9.01.   Financial Statements and Exhibits

             (c)   Exhibits
                   99.1 Europe 2001 HOLDRS Trust Prospectus Supplement dated September 30, 2006 to Prospectus dated February 17, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH, PIERCE, FENNER &
                                         SMITH INCORPORATED


Date:  November 13, 2006                 By:  /s/ Satyanarayan R. Chada
                                         Name:  Satyanarayan R. Chada
                                         Title: Managing Director

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Europe 2001 HOLDRS Trust Prospectus Supplement dated September 30, 2006 to Prospectus dated February 17, 2006.